                                                                Exhibit 10.16


                       First Amendment to Lease Agreement

                          Change of Commencement Date

                                  Page 1 of 2

                     Lease dated November 23, 1994, between

                        Applied Signal Technology, Inc.
                            a California corporation
                                  ("Tenant"),
                                      and
                            Sunnyvale Business Park,
                        a California Limited Partnership
                                  ("Landlord")


This First Amendment to Lease Agreement (the "Amendment") is made as of November 20, 1995, by and between Sunnyvale Business Park, a California Limited Partnership ("Landlord"), and Applied Signal Technology, Inc., a California corporation ("Tenant"), with reference to the following facts.

                                    RECITALS

WHEREAS, Landlord and Tenant have entered into that certain Lease Agreement dated November 23, 1994 (the "Lease"), for the leasing of certain premises located at 460 W. California Avenue, Sunnyvale, California (the "Premises"); and

WHEREAS, Landlord and Tenant wish to amend the Commencement Date of the Lease and certain other matters with respect to the Lease, all on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Recitals: Landlord and Tenant agree that the above recitals are true and correct.

     2. Premises Address: The premises address has been designated as and shall be known as 460 W. California Avenue, Sunnyvale, CA 94086.

     3. Term: The Commencement Date of the Lease shall be November 13, 1995; and the last day of the initial term of the Lease (the "Expiration Date") shall be March 13, 2012.

     4. Base Rent: The dates on which the Base Rent will be adjusted and the amount of monthly Base Rent to be charged are:

        for the period 11/13/1995 to 3/13/1998 the monthly Base Rent shall be
           $49,300.00;
        for the period 3/14/1998 to 3/13/2001 the monthly Base Rent shall be
           $50,460.00;
        for the period 3/14/2001 to 3/13/2004 the monthly Base Rent shall be
           $54,520.00;
        for the period 3/14/2004 to 3/13/2007 the monthly Base Rent shall be
           $56,840.00;
        for the period 3/14/2007 to 9/13/2009 the monthly Base Rent shall be
           $58,000.00; and
        for the period 9/14/2009 to 3/13/2012 the monthly Base Rent shall be $59,160.00.

     5. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease, the terms and conditions of this Amendment shall prevail. The terms and provisions of the Lease are hereby incorporated in this Amendment.

     6. Definitions: Unless otherwise defined in this Amendment, all capitalized terms not defined in this Amendment shall have the meaning set forth in the Lease.

                       FIRST AMENDMENT TO LEASE AGREEMENT

                          CHANGE OF COMMENCEMENT DATE

                                  PAGE 2 OF 2


7. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT:

APPLIED SIGNAL TECHNOLOGY, INC.
A CALIFORNIA CORPORATION

By:     /s/ GARY L. YANCEY
        -------------------
Its:    President
        -------------------
Date:   1 March 1996

LANDLORD:

SUNNYVALE BUSINESS PARK,
A CALIFORNIA LIMITED PARTNERSHIP

By:     LINCOLN MATHILDA ASSOCIATES LIMITED PARTNERSHIP,
        a California limited partnership

        By:     Lincoln Property Company Management Services, Inc.,
                As Agent for Owner
        By:     /s/ [illegible]
                ------------------------
                Vice President

                Date:
                      --------------

By:     PATRICIAN ASSOCIATES, INC.,
        a California corporation

        By:     /s/ JOHN N. URBAN
                ------------------------
                    John N. Urban
                  Assistant Director
            Commercial Real Estate Equities

        By:     ------------------------

        Date:
                ------------------------

                      SECOND AMENDMENT TO LEASE AGREEMENT

                          CHANGE OF COMMENCEMENT DATE

                                  Page 1 of 2
                     Lease dated November 23, 1994, between

                        Applied Signal Technology, Inc.
                            a California corporation
                                  ("Tenant"),
                                      and
                            Sunnyvale Business Park,
                        a California Limited Partnership
                                  ("Landlord")


This First Amendment to Lease Agreement (the "Amendment") is made as of November 20, 1995, by and between Sunnyvale Business Park, a California Limited Partnership ("Landlord"), and Applied Signal Technology, Inc., a California corporation ("Tenant"), with reference to the following facts.

                                    RECITALS

WHEREAS, Landlord and Tenant have entered into that certain Lease Agreement dated November 23, 1994 (the "Lease"), for the leasing of certain premises located at 115, 160, 175, 190 Sobrante Way, Sunnyvale, California (the "Premises"); and

WHEREAS, Landlord and Tenant wish to amend the Commencement Date of the Lease and certain other matters with respect to the Lease, all on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Recitals. Landlord and Tenant agree that the above recitals are true and correct.

2. Premises Address: The premises address has been designated as and shall be changed to the following:

     115 Sobrante Way is now known as 490 W. California Avenue, Sunnyvale, CA. 160 Sobrante Way is now known as 430 W. California Avenue, Sunnyvale, CA. 175 Sobrante Way is now known as 600 W. California Avenue, Sunnyvale, CA. 190 Sobrante Way is now known as 400 W. California Avenue, Sunnyvale, CA.

3. Term: The Commencement Date of the Lease shall be November 2, 1996; and the last day of the initial term of the Lease (the "Expiration Date") shall be modified and extended to March 13, 2012.

4. Base Rent: The dates on which the Base Rent will be adjusted and the amount of monthly Base Rent to be charged for the premises are:

     for the period 11/2/1996 to 11/1/1997 the monthly Base Rent shall be
      $158,017.86;
     for the period 11/2/1997 to 11/1/2000 the monthly Base Rent shall be
      $166,121.34;
     for the period 11/2/2000 to 11/1/2003 the monthly Base Rent shall be
      $168,147.21;
     for the period 11/2/2003 to 11/1/2006 the monthly Base Rent shall be
      $178,276.56;
     for the period 11/2/2006 to 5/1/2009 the monthly Base Rent shall be
      $182,328.30; and
     for the period 5/2/2009 to 3/13/2012 the monthly Base Rent shall be $188,405.91.

5. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease, the terms and conditions of this Amendment shall prevail. The terms and provisions of the Lease are hereby incorporated in this Amendment.

6. Definitions: Unless otherwise defined in this Amendment, all capitalized terms not defined in this Amendment shall have the meaning set forth in the Lease.

                      SECOND AMENDMENT TO LEASE AGREEMENT

                          CHANGE OF COMMENCEMENT DATE

                                  PAGE 2 OF 2

7. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT:

APPLIED SIGNAL TECHNOLOGY, INC.
A CALIFORNIA CORPORATION


By:    /s/ GARY L. YANCEY
       -------------------
Its:   President
       -------------------
Date:  1 March 1996
       ------------

LANDLORD:

SUNNYVALE BUSINESS PARK
A CALIFORNIA LIMITED PARTNERSHIP

By:  LINCOLN MATHILDA ASSOCIATES LIMITED PARTNERSHIP,
     a California limited partnership

     By:    Lincoln Property Company Management Services, Inc.,
            As Agent for Owner

     By:    /s/ Illegible
            -------------------------------------------
                        Vice President

     Date:
            ----------------

By:  PATRICIAN ASSOCIATES, INC.,
     a California corporation

     By:    /s/ JOHN N. URBAN
            -------------------------------------------
            John N. Urban
            Assistant Director
            Commercial Real Estate Equities

     Date:
            ----------------